UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2017 CALIFORNIA FIRST NATIONAL BANCORP (Exact Name of Registrant as Specified in its Charter)
CALIFORNIA (State or other Jurisdiction of Incorporation)	000-15641 (Commission File Number)	33-0964185 (IRS Employer Identification No.)
28 EXECUTIVE PARK, IRVINE, CA 92614 (Address of Principal Executive Offices, Including Zip Code) Registrant's telephone number, including area code: (949) 255-0500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

California First National Bancorp (the “Company”) is a bank holding company headquartered in Orange County, California with a bank subsidiary, California First National Bank (“CalFirst Bank” or the “Bank”) that is regulated by the Office of the Comptroller of the Currency, U.S. Department of the Treasury (“OCC”). As previously disclosed in a Report on Form 8-K filed February 15, 2017, following the completion of an interim examination, the OCC advised the Bank to cease originating new leveraged or non-leveraged syndicated commercial loans until the OCC validated that an acceptable risk management framework is in place. In a letter dated March 21, 2017 reporting results of the interim examination, the OCC further advised the Bank to take action to substantially reduce its concentration of leveraged loans.

As a result of the OCC’s directive in February 2017, the Bank stopped participating in new syndicated loans, and through loan payoffs and sales it is estimated that the Bank’s syndicated loan portfolio declined by 10% between January 1 and March 31, 2017, with another 6% pending the close of a sale or payoff.

The Company and the Bank are undertaking a strategic review of their options in light of the latest OCC letter. While plans for complying with a reduced concentration limit in leveraged loans in an orderly way are not finalized, it is expected that such a plan may ultimately result in more than a 50% reduction in the Bank’s leverage loan portfolio over the next twelve months. While the Bank has the latitude to coordinate any reduction in the loan portfolio with reductions in deposits and other funding liabilities, consistent with a prudent asset and liability management strategy, this process could have a material adverse effect on net interest income.

The Company expects to report results for the third quarter ended March 31, 2017 around April 28, 2017 and be in a position to provide an update on its strategic plan at such time.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, which involve management assumptions, risks and uncertainties.  The statements in this document that are not strictly historical in nature constitute “forward-looking statements.”  Such statements include expectations regarding the level of lease and loan commitments and growth in interest income and lease and loan performance.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be different from the results expressed or implied by such forward-looking statements.  Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. Consequently, if such management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this communication to reflect events or circumstances arising after the date hereof.  For further discussion regarding management assumptions, risks and uncertainties, readers should refer to the Company’s 2016 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURE

CALIFORNIA FIRST NATIONAL BANCORP

(Registrant)

S. Leslie Jewett /s/ S. Leslie Jewett Chief Financial Officer Date: April 3, 2017